UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 20, 2005
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       000-30575               91-2032368
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


4991 CORPORATE DRIVE                                HUNTSVILLE, AL 35805
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.


     On October 20, 2005, Avocent Corporation publicly disseminated a press release announcing the financial results for its third quarter ended September 30, 2005. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.14 hereto.


Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits.

       Exhibit Number             Description of Exhibit
       --------------             ----------------------
       99.14                      Press release issued October 20, 2005

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AVOCENT CORPORATION

Date:  October 20, 2005
                                        By: /s/ Edward H. Blankenship
                                            ------------------------------------
                                            Edward H. Blankenship
                                            Senior Vice President of Finance
                                            and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit              Description
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99.14                Press Release dated October 20, 2005